INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-51458, No.333-08992, No. 333-38455, No. 333-04609, No. 33-53988, No.
33-19662, No. 2-87376, No. 33-33566, No. 333-91389, of Ault Incorporated and
Subsidiaries on Form S-8 of our report dated July 12, 2002, (July 16, 2002 as to
Note 11) appearing in this Annual Report on Form 10-K of Ault Incorporated and Subsidiaries for the year ended June 2, 2002.

/s/ Deloitte & Touche LLP



Minneapolis, Minnesota
August 26, 2002















                                       50